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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549




                                    FORM 8-K
                                    --------



                                 CURRENT REPORT
                                 --------------


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report:   June 30, 1997



                              AUTOCAM CORPORATION



                             A Michigan Corporation
                         Commission File Number 0-19544
                 I.R.S. Employer Identification No. 38-2790152
               4070 East Paris Avenue, Kentwood, Michigan  49512
                           Telephone:  (616) 698-0707

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On June 30, 1997, the Registrant, through a wholly-owned subsidiary, signed and closed a definitive agreement to purchase certain owned and leased assets of Hamilton-Pax, Inc. and Dowagiac Manufacturing Company, Inc. (together, "The Hamilton Group") for approximately $17.7 in cash, plus the assumption of certain operating liabilities of the business. The determination of the purchase price paid by the Registrant resulted from extensive negotiations between it and The Hamilton Group.

The Hamilton Group is a contract manufacturer of precision-machined components. It has established itself as a value-added player in the automotive brake parts industry, manufacturing hot-forged valve rods and push rod assemblies, as well as other parts sold to both major OEM accounts and the aftermarket, including tube seats, adapters, spools, pistons and other components made from steel or brass bar stock. A portion of its business involves supplying valves to the refrigeration and air conditioning industries. The Registrant intends to continue to employ the majority of The Hamilton Group's assets in the precision-machining business.

The following net assets were acquired (represents historical net book values of The Hamilton Group):


    Accounts receivable                 $2,273,804
    Inventories                          1,237,050
    Prepaid expenses and other             163,921
    Property, plant and equipment, net   2,579,243
                                        ----------
    Total assets acquired                6,254,018
    Accounts payable                      (493,089)
    Accrued liabilities and other         (469,525)
                                        ----------
    Net assets acquired                 $5,291,404
                                        ==========

The final purchase price is subject to reduction based upon the audit of the closing net book values of the net assets purchased as of June 30, 1997, although it is not expected to change materially.

The funds used to purchase the net assets were obtained through a revolving credit loan agreement with Comerica Bank which includes a $13,500,000 revolving credit note, a $10,000,000 term note, a $6,000,000 equipment note, and a $1,200,000 mortgage note. Management expects to fully utilize the term note and retire such debt over a period of six years. The balance of the purchase price will be financed primarily with cash and the revolving credit note which expires October 1, 1998.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) & (b) Financial Statements of Business Acquired and Pro Forma Financial Information

The Registrant is unable to provide the required financial statements and related pro forma presentations at this time as the necessary information is still in the process of being compiled and audited. Management anticipates such information will be filed by amendment to this Form 8-K as soon as practical, but in no event later than September 15, 1997.



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(c) Exhibits


Exhibit 2.1 Asset Purchase Agreement among Autocam-Pax, Inc., a wholly-owned subsidiary of the Registrant, and Hamilton-Pax, Inc., Dowagiac Manufacturing Company, Inc., and Edmund C. Laue, sole Trustee of the Edmund Charles Laue Trust under Agreement dated February 25, 1986, including a list of Exhibits.

             Registrant hereby undertakes and agrees to furnish to the Commission upon request a complimentary copy of any exhibit or other schedule to Exhibit 2.1 hereto, all of which have been omitted from this filing pursuant to Regulation S-K Item 601(b)(2).


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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   July 14, 1997

                                          AUTOCAM CORPORATION
                                          -------------------



                                          /s/  WARREN A. VELTMAN
                                          ----------------------
                                          Warren A. Veltman, Principal Financial
                                            and Accounting Officer









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                              INDEX TO EXHIBITS


EXHIBIT NO.                                      DESCRIPTION
-----------                                      -----------
    2.1                                          Asset Purchase Agreement